SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                    FORM 8-A



                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934



                             CONRAD INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)




                Delaware                                 72-1416999
(State of incorporation or organization)    (I.R.S. Employer Identification No.)



         1501 Front Street
         P.O. Box 790
         Morgan City, Louisiana                            70381
(Address of principal executive offices)                 (Zip Code)





SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

                                      None
                             -----------------------
                                (Title of Class)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

TITLE OF EACH CLASS                             NAME OF EACH EXCHANGE ON WHICH
TO BE SO REGISTERED:                            EACH CLASS IS TO BE REGISTERED:

Common Stock,
par value, $0.01 per share                      Nasdaq  National Market
------------------------------                  ----------------------------

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



ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         A description of the common stock, par value $0.01 per share (the "Common Stock"), of Conrad Industries, Inc. (the "Registrant") to be registered hereunder is set forth under the captions "Summary" and "Description of Capital Stock" in the prospectus included in the Registrant's Registration Statement on Form S-1 (No. 333-49773), as filed with the Securities and Exchange Commission on April 9, 1998 under the Securities Act of 1933, as amended, and will be set forth in any prospectus filed in accordance with Rule 424(b) thereunder, which description is incorporated herein by reference.

ITEM 2. EXHIBITS

        The following exhibits to this Registration Statement on Form 8-A are either filed herewith or are incorporated by reference from the documents specified, which have been filed with the Securities and Exchange Commission.

1.   *    Registrant's  Registration  Statement  on  Form  S-1  (No.
          333-49773) filed with the Securities and Exchange Commission on April 9, 1998 (the "Registration Statement") (incorporated herein by reference).

2.   *    Form of Amended and Restated  Certificate of  Incorporation
          of the Registrant (incorporated by reference from Exhibit 3.1 to the Registration Statement).

3.   *    Form of  Amended  and  Restated  Bylaws  of the  Registrant
          (incorporated   by   reference   from   Exhibit   3.2  to  the
          Registration Statement).

4. Specimen Certificate evidencing shares of Common Stock of the Registrant.

-------------------
*  Incorporated herein by reference.


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



                                    SIGNATURE

               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 13, 1998

                                                 CONRAD INDUSTRIES, INC.


                                                 By:   /s/ William H. Hidalgo
                                                    -------------------------
                                                   William H. Hidalgo, President
                                                   and Chief Executive Officer


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


                                  EXHIBIT INDEX


1.    *   Registrant's  Registration  Statement  on Form S-1 (No.  333-49773)
          filed with the Securities and Exchange Commission on April 9, 1998 (the "Registration Statement") (incorporated herein by reference).

2.    *   Form of Amended and Restated  Certificate  of  Incorporation  of the
          Registrant   (incorporated   by  reference  from  Exhibit  3.1  to
          the Registration Statement).

3.    *   Form of Amended and Restated Bylaws of the Registrant  (incorporated by reference from Exhibit 3.2 to the Registration Statement).

4.        Specimen   Certificate   evidencing  shares  of  Common  Stock  of
          the Registrant.

--------------------
*   Incorporated herein by reference.


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